Exhibit (24)(c)


                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta and Brenda D. Sneed, his attorneys-in-fact, with power of substitution, and in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                            April 26, 1999
                                            --------------
                                            Date

                                            /s/LOUIS G. LOWER, II
                                            ---------------------
                                            Louis G. Lower, II
                                            Chairman of the Board and Director

                                                                 Exhibit (24)(c)


                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                         ALLSTATE LIFE INSURANCE COMPANY


Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            April 26, 1999
                                            --------------
                                            Date


                                            /s/Thomas J. Wilson
                                            -------------------
                                            Thomas J. Wilson
                                            President and Director

                                                                 Exhibit (24)(c)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


Know all men by these presents that Marcia D. Alazraki, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             April 26, 1999
                                             --------------
                                             Date


                                            /s/Marcia D. Alazraki
                                            ---------------------
                                            Marcia D. Alazraki
                                            Director

                                                                 Exhibit (24)(c)


                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


Know all men by these presents that Cleveland Johnson, Jr., whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             April 26, 1999
                                             --------------
                                             Date


                                            /s/Cleveland Johnson, Jr.
                                            -------------------------
                                            Cleveland Johnson, Jr.
                                            Director

                                                                 Exhibit (24)(c)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


     Know all men by these presents that John R. Raben, Jr., whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             April 26, 1999
                                             --------------
                                             Date


                                            /s/John R. Raben, Jr.
                                            ---------------------
                                            John R. Raben, Jr.
                                            Director

                                                                 Exhibit (24)(c)


                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


Know all men by these presents that Sally Slacke, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             April 26, 1999
                                             --------------
                                             Date


                                            /s/Sally A. Slacke
                                            ------------------
                                            Sally A. Slacke
                                            Director